Morgan Dempsey Small/Micro Cap Value Fund
Trading Symbol: MITYX Summary Prospectus December 29, 2016 www.morgandempsey.com

Before you invest, you may want to review the Morgan Dempsey Small/Micro Cap Value Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated December 29, 2016 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.morgandempseyfunds.com.  You can also get this information at no cost by calling 877-642-7227 or by sending an e-mail request to info@morgandempsey.com.

Investment Objective
The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of proceeds on shares redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.10%
Other Expenses
Interest Expense	0.01%
Remainder of Other Expenses	1.03%
Total Annual Fund Operating Expenses		2.14%
Fee Waiver/Expense Reimbursement (1)		-0.83%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)		1.31%

(1)	Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Morgan Dempsey Capital Management, LLC (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) (collectively, “Excluded Expenses”) do not exceed 1.30% of the Fund’s average annual net assets, through December 29, 2017, subject to annual re-approval by the Trust’s Board of Trustees (the “Board of Trustees”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through December 29, 2017.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$133	$590	$1,073	$2,407

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.66% of the average value of its portfolio.

Principal Investment Strategies
To achieve its investment objective, the Fund intends to invest in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $50 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  In addition to common stocks, equity securities may also include preferred stocks, convertible debt securities, and other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities of micro-cap and small-cap companies.

The Adviser uses disciplined, fundamental, bottom-up research to select investments for the Fund’s portfolio from the universe of small-cap and micro-cap companies.  The Adviser seeks to identify companies that trade at significant discounts to what the Adviser believes to be their intrinsic value, and that possess a material catalyst that may trigger a long-term, sustainable growth in value.  In addition to favorable valuations at the time of purchase, companies in which the Fund will invest will have strong balance sheets with liquidity and solvency characteristics that provide a margin of safety.  The Fund invests in companies with increasing intrinsic values, which allow the Fund’s holdings to grow and build value over long periods of time.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	Management Risk. Investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•	Small- and Micro-Cap Company Risk. The securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations. These small- and micro-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.
•	Value Stock Risk. Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.
•	Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.
•	Shares of Other Investment Companies Risk. You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.
•	Exchange-Traded Fund Risk. Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end investment companies.
•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.morgandempseyfunds.com or by calling the Fund toll-free at 877-642-7227.

Calendar Year Returns as of December 31

The Fund’s calendar year-to-date return as of September 30, 2016 was 10.61%.  During the periods shown in the bar chart, the best performance for a quarter was 13.92% (for the quarter ended December 31, 2011).  The worst performance was -17.30% (for the quarter ended September 30, 2011).

Average Annual Total Returns
(for the Periods Ended December 31, 2015)
	One Year	Five Year	Since Inception (12/31/2010)

Return Before Taxes	-7.41%	4.87%	4.87%
Return After Taxes on Distributions	-7.57%	4.38%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares	-4.07%	3.83%	3.83%
Russell 2000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	-7.47%	7.67%	7.67%

After-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management
Investment Adviser
Morgan Dempsey Capital Management, LLC is the Fund’s investment adviser.

Portfolio Manager
Brian G. Rafn, Principal and Director of Research of the Adviser, has served as the Fund’s portfolio manager since the Fund commenced operations in December 2010.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Morgan Dempsey Small/Micro Cap Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 877-642-7227, on any day the New York Stock Exchange (“NYSE”) is open for trading.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in the Fund is $2,500.  Subsequent investments may be made with a minimum investment amount of $50.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.